                                                                [EXECUTION COPY]

                        MORTGAGE LOAN PURCHASE AGREEMENT
                        --------------------------------

         This Mortgage Loan Purchase Agreement (this "Agreement"), is dated and effective as of December 21, 2004 between Morgan Stanley Mortgage Capital Inc., as Mortgage Loan Seller (the "Mortgage Loan Seller" or "MSMC"), and GMAC
Commercial Mortgage Securities, Inc., as purchaser (the "Purchaser").

         The Mortgage Loan Seller desires to sell, assign, transfer and otherwise convey to the Purchaser, and the Purchaser desires to purchase, subject to the terms and conditions set forth below, the multifamily and commercial mortgage loans (the "Mortgage Loans") identified on the schedule annexed hereto as Exhibit A (the "Mortgage Loan Schedule"). Certain other multifamily and commercial mortgage loans (the "Other Mortgage Loans") will be purchased by the Purchaser from (i) GMAC Commercial Mortgage Corporation
("GMACCM"), pursuant to, and for the consideration described in, the Mortgage
Loan Purchase Agreement, dated as of December 21, 2004 , between the Purchaser and GMACCM, and (ii) German American Capital Corporation ("GACC"), pursuant to, and for the consideration described in, the Mortgage Loan Purchase Agreement, dated as of December 21, 2004, between the Purchaser and GACC. The Mortgage Loan
Seller, GMACCM and GACC, are collectively referred to as the "Mortgage Loan
Sellers."

         The Mortgage Loan Seller will purchase one of the Mortgage Loans, the
Univision Tower Loan identified as Control No. 3 on the Mortgage Loan Schedule
(the "Univision Tower Loan") from Countrywide Commercial Real Estate Finance,
Inc. ("Countrywide") pursuant to a Mortgage Loan Purchase Agreement, dated as of
December 21, 2004 between the Mortgage Loan Seller and Countrywide (the
"Countrywide Mortgage Loan Purchase Agreement").

         It is expected that the Mortgage Loans will be transferred, together with the Other Mortgage Loans, to a trust fund (the "Trust Fund") to be formed by the Purchaser, beneficial ownership of which will be evidenced by a series of mortgage pass-through certificates (the "Certificates"). Certain classes of the
Certificates will be rated by Fitch Ratings, Inc. and Standard & Poor's Ratings
Services, a division of The McGraw-Hill Companies, Inc. (together, the "Rating
Agencies"). Certain classes of the Certificates (the "Registered Certificates")
will be registered under the Securities Act of 1933, as amended (the "Securities
Act"). The Trust Fund will be created and the Certificates will be issued pursuant to a pooling and servicing agreement to be dated as of December 1, 2004
(the "Pooling and Servicing Agreement"), among the Purchaser, as depositor, GMAC
Commercial Mortgage Corporation, as master servicer (in such capacity, the
"Master Servicer") and serviced whole loan paying agent, GMAC Commercial
Mortgage Corporation, as special servicer (in such capacity, the "Special
Servicer") and Wells Fargo, N.A., as trustee (the "Trustee"). Capitalized terms not otherwise defined herein have the meanings assigned to them in the Pooling and Servicing Agreement as in effect on the Closing Date.

         The Purchaser intends to sell the Class A-1, Class A-1A, Class A-2,
Class A-3, Class A-4, Class A-AB, Class A-5, Class X-2, Class A-J, Class B,
Class C and Class D Certificates to Morgan Stanley & Co. Incorporated, Deutsche
Bank Securities Inc., GMAC Commercial

Holding Capital Markets Corp. and Goldman, Sachs & Co. (together, the
"Underwriters"), pursuant to an underwriting agreement dated the date hereof
(the "Underwriting Agreement"). The Purchaser intends to sell the Class X-1,
Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N,
Class O, Class P and Class Q Certificates to Morgan Stanley & Co. Incorporated
and Deutsche Bank Securities Inc. (in such capacity, each an "Initial
Purchaser"), pursuant to a certificate purchase agreement, dated the date hereof
(the "Certificate Purchase Agreement"). The Purchaser intends to sell the Class
R-I, Class R-II and Class R-III Certificates to a Qualified Institutional Buyer
(in such capacity, an "Initial Purchaser"). The Class X-1, Class E, Class F,
Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class P,
Class Q, Class R-I, Class R-II and Class R-III Certificates are collectively referred to as the "Non-Registered Certificates."

         Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

         SECTION 1. Agreement to Purchase.

         The Mortgage Loan Seller agrees to sell, assign, transfer and otherwise convey to the Purchaser, and the Purchaser agrees to purchase, the Mortgage
Loans. The purchase and sale of the Mortgage Loans shall take place on December
21, 2004 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). The "Cut-off Date" with respect to any Mortgage
Loan is the Due Date for such Mortgage Loan in December 2004. As of the close of business on their respective Cut-off Dates, the Mortgage Loans will have an aggregate principal balance (the "Aggregate Cut-off Date Balance"), after application of all payments of principal due thereon on or before such date, whether or not received, of $405,853,894.77, subject to a variance of plus or minus 5%. The purchase price for the Mortgage Loans shall be determined by the parties pursuant to an agreed upon term sheet.

         SECTION 2. Conveyance of Mortgage Loans.

         (a) Effective as of the Closing Date, subject only to receipt by the
Mortgage Loan Seller of the purchase price referred to in Section 1 hereof
(exclusive of any applicable holdback for transaction expenses), the Mortgage
Loan Seller does hereby sell, transfer, assign, set over, and otherwise convey to the Purchaser, without recourse, all the right, title and interest of the
Mortgage Loan Seller in and to the Mortgage Loans identified on the Mortgage
Loan Schedule as of such date, including all interest and principal received or receivable by the Mortgage Loan Seller on or with respect to the Mortgage Loans after the Cut-off Date for each such Mortgage Loan, together with all of the
Mortgage Loan Seller's right, title and interest in and to the proceeds of any related title, hazard or other insurance policies and any escrow, reserve or other comparable accounts related to the Mortgage Loans. The Purchaser shall be entitled to (and, to the extent received by or on behalf of the Mortgage Loan
Seller, the Mortgage Loan Seller shall deliver or cause to be delivered to or at the direction of the Purchaser) all scheduled payments of principal and interest due on the Mortgage Loans after the Cut-off Date for such Mortgage Loan, and all other recoveries of principal and interest collected thereon after such Cut-off
Date. All scheduled payments of principal and interest due thereon on or before the Cut-off Date for each Mortgage Loan and collected after such Cut-off Date shall belong to the Mortgage Loan Seller.

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In addition, the Mortgage Loan Seller assigns to the Purchaser the enforcement right that it has under Section 6 of the Countrywide Mortgage Loan Purchase
Agreement.

         (b) In connection with the Mortgage Loan Seller's assignment pursuant to subsection (a) above, the Mortgage Loan Seller acknowledges that the
Depositor has directed the Mortgage Loan Seller, and the Mortgage Loan Seller
hereby agrees, to deliver the Mortgage File (as such term is defined in the
Pooling and Servicing Agreement) to the Trustee, and otherwise comply with the requirements of Sections 2.01(b), 2.01(c) and 2.01(d) of the Pooling and
Servicing Agreement, provided that whenever the term Mortgage File is used to refer to documents actually received by the Purchaser or the Trustee, such term shall not be deemed to include such documents and instruments required to be included therein unless they are actually so received; provided, that with respect to the Univision Tower Loan, pursuant to Section 2(b) of the Countrywide
Mortgage Loan Purchase Agreement, Countrywide and not the Mortgage Loan Seller
shall be required to deliver the documents in the Mortgage File related to such
Mortgage Loan to the Trustee and to otherwise comply with the requirements of
Sections 2.01(b), 2.01(c) and 2.01(d) of the Pooling and Servicing Agreement.

         (c) The Mortgage Loan Seller's records will reflect the transfer of the
Mortgage Loans to the Purchaser as a sale.

         SECTION 3. Examination of Mortgage Loan Files and Due Diligence Review.

         The Mortgage Loan Seller shall reasonably cooperate with any examination of the Mortgage Files and Servicing Files that may be undertaken by or on behalf of the Purchaser. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of the Mortgage Files and/or Servicing Files shall not affect the Purchaser's right to pursue any remedy available in equity or at law for a breach of the Mortgage Loan Seller's representations, warranties and covenants set forth in or contemplated by
Section 4.

         SECTION 4. Representations, Warranties and Covenants of the Mortgage
Loan Seller.

         (a) The Mortgage Loan Seller hereby makes, as of the Closing Date (or as of such other date specifically provided in the particular representation or warranty), to and for the benefit of the Purchaser and its successors and assigns (including, without limitation, the Trustee and the holders of the
Certificates), each of the representations and warranties set forth in Exhibit B with respect to the Mortgage Loans (other than the Univision Tower Loan), with such changes or modifications as may be permitted or required by the Rating
Agencies. With respect to the Univision Tower Loan, Countrywide has made each of the representations and warranties set forth in Exhibit B to the Countrywide
Mortgage Loan Purchase Agreement, all of which are hereby assigned by the
Mortgage Loan Seller to the Purchaser.

         (b) In addition, the Mortgage Loan Seller, as of the date hereof, hereby represents and warrants to, and covenants with, the Purchaser that:

                  (i) The Mortgage Loan Seller is a corporation, duly organized, validly existing and in good standing under the laws of the State of
         New York, and is in compliance with the laws of each State in which any
         Mortgaged Property is located to the

                                      -3-

         extent necessary to ensure the enforceability of each Mortgage Loan and to perform its obligations under this Agreement.

                  (ii) The execution and delivery of this Agreement by the
         Mortgage Loan Seller, and the performance and compliance with the terms of this Agreement by the Mortgage Loan Seller, will not violate the
         Mortgage Loan Seller's organizational documents or constitute a default
         (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets, in each case which materially and adversely affect the ability of the Mortgage Loan Seller to carry out the transactions contemplated by this Agreement.

                  (iii) The Mortgage Loan Seller has the full power and
         authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this
         Agreement.

                  (iv) This Agreement, assuming due authorization, execution and delivery by the Purchaser, constitutes a valid, legal and binding obligation of the Mortgage Loan Seller, enforceable against the
         Mortgage Loan Seller in accordance with the terms hereof, subject to
         (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally,
         (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law, and (C)
         public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement that purport to provide indemnification for securities laws liabilities.

                  (v) The Mortgage Loan Seller is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Mortgage
         Loan Seller's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Mortgage Loan Seller to perform its obligations under this Agreement or the financial condition of the Mortgage Loan Seller.

                  (vi) No litigation is pending with regard to which the
         Mortgage Loan Seller has received service of process or, to the best of the Mortgage Loan Seller's knowledge, threatened against the Mortgage
         Loan Seller the outcome of which, in the Mortgage Loan Seller's good faith and reasonable judgment, could reasonably be expected to prohibit the Mortgage Loan Seller from entering into this Agreement or materially and adversely affect the ability of the Mortgage Loan Seller to perform its obligations under this Agreement.

                  (vii) The Mortgage Loan Seller has not dealt with any broker, investment banker, agent or other person, other than the Purchaser, the
         Underwriters, the Initial Purchasers and their respective affiliates, that may be entitled to any commission or

                                      -4-

         compensation in connection with the sale of the Mortgage Loans or the consummation of any of the other transactions contemplated hereby.

                  (viii) Neither the Mortgage Loan Seller nor anyone acting on its behalf has (A) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (B) solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (C) otherwise approached or negotiated with respect to any Certificate, any interest in any
         Certificate or any other similar security with any person in any manner, (D) made any general solicitation by means of general advertising or in any other manner with respect to any Certificate, any interest in any Certificate or any similar security, or (E) taken any other action, that (in the case of any of the acts described in clauses
         (A) through (E) above) would constitute or result in a violation of the
         Securities Act or any state securities law relating to or in connection with the issuance of the Certificates or require registration or qualification pursuant to the Securities Act or any state securities law of any Certificate not otherwise intended to be a Registered
         Certificate. In addition, the Mortgage Loan Seller will not act, nor has it authorized or will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to any of the
         Certificates or interests therein. For purposes of this paragraph
         4(b)(viii), the term "similar security" shall be deemed to include, without limitation, any security evidencing or, upon issuance, that would have evidenced an interest in the Mortgage Loans or the Other
         Mortgage Loans or any substantial number thereof.

                  (ix) Insofar as it relates to the Mortgage Loans, the
         information set forth on the pages between A-20 and A-24, inclusive, of
         Annex A to the Prospectus Supplement (as defined in Section 9) (the
         "Loan Detail") and, to the extent consistent therewith, the information set forth on the diskette attached to the Prospectus Supplement and the accompanying prospectus (the "Diskette"), is true and correct in all material respects. Insofar as it relates to the Mortgage Loans (other than the Houston Center Whole Loan (as defined in the Prospectus
         Supplement)), the Mortgaged Properties related thereto and/or the
         Mortgage Loan Seller and does not represent a restatement or aggregation of the information on the Loan Detail, the information set forth in the Prospectus Supplement and the Memorandum (as defined in
         Section 9) under the headings "Summary of Series 2004-C3
         Transaction--The Mortgage Pool," "--Geographic Concentrations of the
         Mortgaged Properties," "--Property Types," "--Prepayment or Call
         Protection Provided by the Mortgage Loans," "--Payment Terms of the
         Mortgage Loans," "Risk Factors" and "Description of the Mortgage Pool,"
         set forth on Annex A to the Prospectus Supplement and (to the extent it contains information consistent with that on such Annex A) set forth on the Diskette, does not contain any untrue statement of a material fact or (in the case of the Memorandum, when read together with the other information specified therein as being available for review by investors) omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Insofar as it relates to the Houston Center Whole
         Loan and the Mortgaged Property related thereto and does not represent a restatement or aggregation of the information on the Loan Detail, the information set forth in the Prospectus Supplement and the Memorandum under the headings "Summary of Series

                                      -5-

         2004-C3 Transaction--The Mortgage Pool," "--Geographic Concentrations
         of the Mortgaged Properties," "--Property Types," "--Prepayment or Call
         Protection Provided by the Mortgage Loans," "--Payment Terms of the
         Mortgage Loans," "Risk Factors," "Description of the Mortgage Pool,"
         the second sentence of the third paragraph in "--Sale of Defaulted
         Mortgage Loans," the tenth paragraph in "Description of the
         Certificates--Subordination; Allocation of Losses and Expenses," the
         last sentence of the fifteenth paragraph in "Description of the
         Certificates--P&I and Servicing Advances" and the ninth paragraph in
         "--Appraisal Reductions" or as set forth in Annex A and/or under the heading "Houston Center" in Annex B to the Prospectus Supplement
         (provided, that with respect to the information set forth in the second sentence of the third paragraph in "--Sale of Defaulted Mortgage
         Loans," the tenth paragraph in "Description of the
         Certificates--Subordination; Allocation of Losses and Expenses," the
         last sentence of the fifteenth paragraph in "Description of the
         Certificates--P&I and Servicing Advances" and the ninth paragraph in
         "--Appraisal Reductions," only such portions that solely relate to the intercreditor agreement of the Houston Center Whole Loan) and (to the extent it contains information consistent with that on such Annex A) on the Diskette, does not contain any untrue statement of a material fact or (in the case of the Memorandum, when read together with the other information specified therein as being available for review by investors) omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (x) No consent, approval, authorization or order of,
         registration or filing with or notice to, any governmental authority or court is required, under federal or state law (including, with respect to any bulk sale laws), for the execution, delivery and performance of or compliance by the Mortgage Loan Seller with this Agreement, or the consummation by the Mortgage Loan Seller of any transaction contemplated hereby, other than (1) the filing or recording of financing statements, instruments of assignment and other similar documents necessary in connection with Mortgage Loan Seller's sale of the Mortgage Loans to the Purchaser, (2) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained or made and (3) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by the
         Mortgage Loan Seller under this Agreement.

                  (xi) Upon discovery by any of the parties hereto of a breach of any of the representations and warranties made pursuant to and set forth in subsection (b) above which materially and adversely affects the interests of the Purchaser or a breach of any of the
         representations and warranties made pursuant to subsection (a) above and set forth in Exhibit B which materially and adversely affects the value of any Mortgage Loan (other than the Univision Tower Loan) or the interests therein of the Purchaser or its successors and assigns
         (including, without limitation the Trustee and the holders of the
         Certificates), the party discovering such breach shall give prompt written notice to the other party hereto.

                                      -6-

         SECTION 5. Representations, Warranties and Covenants of the Purchaser.

         (a) The Purchaser, as of the date hereof, hereby represents and warrants to, and covenants with, the Mortgage Loan Seller that:

                  (i) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

                  (ii) The execution and delivery of this Agreement by the
         Purchaser, and the performance and compliance with the terms of this
         Agreement by the Purchaser, will not violate the Purchaser's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default)
         under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

                  (iii) The Purchaser has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this
         Agreement, and has duly executed and delivered this Agreement.

                  (iv) This Agreement, assuming due authorization, execution and delivery by the Mortgage Loan Seller, constitutes a valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B)
         general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

                  (v) The Purchaser is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Purchaser's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

                  (vi) No litigation is pending or, to the best of the
         Purchaser's knowledge, threatened against the Purchaser which would prohibit the Purchaser from entering into this Agreement or, in the
         Purchaser's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the
         Purchaser.

                  (vii) The Purchaser has not dealt with any broker, investment banker, agent or other person, other than the Mortgage Loan Seller, the
         Underwriters, the Initial Purchasers and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the transactions contemplated hereby.

                                      -7-

                  (viii) No consent, approval, authorization or order of,
         registration or filing with, or notice to, any governmental authority or court is required, under federal or state law, for the execution, delivery and performance of or compliance by the Purchaser with this
         Agreement, or the consummation by the Purchaser of any transaction contemplated hereby, other than (1) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained or made and (2) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by the
         Purchaser under this Agreement.

         (b) Upon discovery by any of the parties hereto of a breach of any of the representations and warranties set forth above which materially and adversely affects the interests of the Mortgage Loan Seller, the party discovering such breach shall give prompt written notice to the other party hereto.

         SECTION 6. Repurchases.

         Other than with respect to the Univision Tower Loan, the Mortgage Loan
Seller hereby agrees to comply with Sections 2.02 and 2.03 of the Pooling and
Servicing Agreement, including, but not limited to, any obligation to repurchase or substitute Mortgage Loans in respect of any Material Breach or Material
Document Defect. With respect to the Univision Tower Loan, pursuant to Section 6 of the Countrywide Mortgage Loan Purchase Agreement, Countrywide and not the
Mortgage Loan Seller shall be required to comply with Sections 2.02 and 2.03 of the Pooling and Servicing Agreement as it relates to the Univision Tower Loan, including, but not limited to, any obligation to repurchase or substitute the
Univision Tower Loan in respect of any Material Breach or Material Document
Defect. Pursuant to Section 2(a), the Mortgage Loan Seller assigns its right to enforce Countrywide's obligation under Section 6 of the Countrywide Mortgage
Loan Purchase Agreement to the Purchaser, who may assign such rights to the
Trust Fund.

         SECTION 7. Closing.

         The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Orrick, Herrington & Sutcliffe LLP, 666 Fifth Avenue, New
York, New York 10103 at 10:00 a.m., New York City time, on the Closing Date.

         The Closing shall be subject to each of the following conditions:

                  (i) All of the representations and warranties of the Mortgage
         Loan Seller specified herein shall be true and correct as of the
         Closing Date and the Aggregate Cut-off Date Balance shall be within the range permitted by Section 1 of this Agreement;

                  (ii) All documents specified in Section 8 (the "Closing
         Documents"), in such forms as are agreed upon and reasonably acceptable to the Purchaser, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

                                      -8-

                  (iii) The Mortgage Loan Seller shall have delivered and
         released to the Trustee, the Purchaser or the Purchaser's designee, as the case may be, all documents and funds required to be so delivered pursuant to Section 2;

                  (iv) The result of any examination of the Mortgage Files and
         Servicing Files performed by or on behalf of the Purchaser pursuant to
         Section 3 shall be satisfactory to the Purchaser in its sole determination;

                  (v) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with, and the Mortgage Loan Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing
         Date;

                  (vi) The Mortgage Loan Seller shall have paid or agreed to pay all fees, costs and expenses payable by it to the Purchaser pursuant to this Agreement; and

                  (vii) Neither the Underwriting Agreement nor the Certificate
         Purchase Agreement shall have been terminated in accordance with its terms.

         Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

         SECTION 8. Closing Documents.

         The Closing Documents shall consist of the following:

                  (a) This Agreement duly executed and delivered by the
         Purchaser and the Mortgage Loan Seller;

                  (b) An Officer's Certificate substantially in the form of
         Exhibit C-1 hereto, executed by the Secretary or an assistant secretary of the Mortgage Loan Seller, and dated the Closing Date, and upon which the Purchaser and each Underwriter may rely, attaching thereto as exhibits the organizational documents of the Mortgage Loan Seller;

                  (c) A certificate of good standing regarding the Mortgage Loan
         Seller from the Secretary of State for the State of New York, dated not earlier than 30 days prior to the Closing Date;

                  (d) A certificate of the Mortgage Loan Seller substantially in the form of Exhibit C-2 hereto, executed by an executive officer or authorized signatory of the Mortgage Loan Seller and dated the Closing
         Date, and upon which the Purchaser and each Underwriter may rely;

                  (e) Written opinions of counsel for the Mortgage Loan Seller, in a form reasonably acceptable to counsel for the Purchaser and subject to such reasonable assumptions and qualifications as may be requested by counsel for the Mortgage Loan

                                      -9-

         Seller and acceptable to counsel for the Purchaser, dated the Closing
         Date and addressed to the Purchaser and each Underwriter;

                  (f) Any other opinions of counsel for the Mortgage Loan Seller reasonably requested by the Rating Agencies in connection with the issuance of the Certificates, each of which shall include the Purchaser and each Underwriter as an addressee; and

                  (g) Such further certificates, opinions and documents as the
         Purchaser may reasonably request.

         SECTION 9. Indemnification.

         (a) The Mortgage Loan Seller agrees to indemnify and hold harmless the
Purchaser, its officers and directors and each person, if any, who controls the
Purchaser within the meaning of either Section 15 of the Securities Act or
Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange
Act"), against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities
Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities
(or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the
Prospectus Supplement, the Memorandum, the Diskette, any Asset Summary (as
defined hereinafter) or, insofar as they are required to be filed as part of the
Registration Statement pursuant to the No-Action Letters, any Computational
Materials or ABS Term Sheets with respect to the Registered Certificates, or in any revision or amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission (in the case of any such
Computational Materials, ABS Term Sheets or any Asset Summary, when read in conjunction with the Prospectus and, in the case of the Memorandum, when read together with the other information specified therein as being available for review by investors) to state therein a material fact required to be stated
therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; but only if and to the extent that (i) any such untrue statement or alleged untrue statement is with respect to information regarding the Mortgage Loans contained in the Loan Detail or, to the extent consistent therewith, the Diskette or contained in the Term
Sheet Diskette, to the extent consistent with the Term Sheet Master Tape; or
(ii) any such untrue statement or alleged untrue statement or omission or alleged omission is with respect to information regarding the Mortgage Loan
Seller, the Mortgage Loans (other than the Houston Center Whole Loan (as defined in the Prospectus Supplement)) or the Mortgaged Properties related thereto contained in the Prospectus Supplement or the Memorandum under the headings
"Summary of Series 2004-C3 Transaction--The Mortgage Pool," "--Geographic
Concentrations of the Mortgaged Properties," "--Property Types," "--Prepayment
or Call Protection Provided by the Mortgage Loans," "--Payment Terms of the
Mortgage Loans," "Risk Factors" and/or "Description of the Mortgage Pool" or
contained on Annex A and/or Annex B to the Prospectus Supplement (exclusive of the Loan Detail), and such information does not represent a restatement or aggregation of information contained in the Loan Detail; or (iii) any such untrue statement or alleged untrue statement or omission or alleged omission is with respect to information regarding the Houston Center Whole Loan (as defined in the Prospectus Supplement) and the Mortgaged Properties related thereto contained in the Prospectus Supplement or the Memorandum under the

                                      -10-

headings "Summary of Series 2004-C3 Transaction--The Mortgage Pool,"
"--Geographic Concentrations of the Mortgaged Properties," "--Property Types,"
"--Prepayment or Call Protection Provided by the Mortgage Loans," "--Payment
Terms of the Mortgage Loans," "Risk Factors," "Description of the Mortgage
Pool," the second sentence of the third paragraph in "--Sale of Defaulted
Mortgage Loans," the tenth paragraph in "Description of the
Certificates--Subordination; Allocation of Losses and Expenses," the last sentence of the fifteenth paragraph in "Description of the Certificates--P&I and
Servicing Advances" and the ninth paragraph in "--Appraisal Reductions" or contained on Annex A and/or Annex B to the Prospectus Supplement (exclusive of the Loan Detail) (provided, that with respect to the information in provided, that with respect to the information set forth in the second sentence of the third paragraph in "--Sale of Defaulted Mortgage Loans," the tenth paragraph in
"Description of the Certificates--Subordination; Allocation of Losses and
Expenses," the last sentence of the fifteenth paragraph in "Description of the
Certificates--P&I and Servicing Advances" and the ninth paragraph in
"--Appraisal Reductions," only such portions that solely relate to the intercreditor agreement of the Houston Center Whole Loan) and such information does not represent a restatement or aggregation of information contained in the
Loan Detail; (iv) such untrue statement, alleged untrue statement, omission or alleged omission arises out of or is based upon a breach of the representations and warranties of the Mortgage Loan Seller set forth in or made pursuant to
Section 4; or (v) any untrue statement or alleged untrue statement arises out of or is with respect to any Asset Summary and such untrue statement or alleged untrue statement does not relate to information from a Third Party Report, except to the extent that any such information provided in reliance upon a Third
Party Report is misstated in such Asset Summary; provided, that the indemnification provided by this Section 9 shall not apply to the extent that such untrue statement of a material fact or omission of a material fact necessary to make the statements made, in light of the circumstances in which they were made, not misleading, was made as a result of an error in the manipulation of, or calculations based upon, the Loan Detail. This indemnity agreement will be in addition to any liability which the Mortgage Loan Seller may otherwise have.

         "Registration Statement" shall mean the registration statement No.
333-115244 filed by the Purchaser on Form S-3, including without limitation exhibits thereto and information incorporated therein by reference; "Prospectus"
shall mean the prospectus dated May 26, 2004, as supplemented by the prospectus supplement dated December 7, 2004 (the "Prospectus Supplement"), relating to the
Registered Certificates; "Memorandum" shall mean the private placement memorandum dated December 7, 2004, relating to the Non-Registered Certificates;
"Computational Materials" shall have the meaning assigned thereto in the no-action letter dated May 20, 1994 issued by the Division of Corporation
Finance of the Securities and Exchange Commission (the "Commission") to Kidder,
Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder
Structured Asset Corporation and the no-action letter dated May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public
Securities Association (together, the "Kidder Letters"); and "ABS Term Sheets"
shall have the meaning assigned thereto in the no-action letter dated February
17, 1995 issued by the Division of Corporation Finance of the Commission to the
Public Securities Association (the "PSA Letter" and, together with the Kidder
Letters, the "No-Action Letters"). The mortgage loan information and information related thereto contained on the diskette attached to any ABS Term Sheets or
Computational Materials is referred to herein as the "Term Sheet Diskette" and the tape provided by the Mortgage Loan Seller that was used to create the Term
Sheet Diskette is

                                      -11-

referred to herein as the "Term Sheet Master Tape." References herein to ABS
Term Sheets or Computational Materials shall include any Term Sheet Diskette provided therewith. As used herein "Asset Summary" shall mean any summary of features of such Mortgage Loan and the related Mortgaged Property prepared by or on behalf of the Mortgage Loan Seller that were delivered to any investor of the
Private Certificates; "Third Party Report" shall mean appraisals, market studies, environmental, accounting, engineering and other reports, studies or surveys concerning any of the Mortgage Loans or related Mortgaged Properties.

         (b) Promptly after receipt by any person entitled to indemnification under this Section 9 (each, an "indemnified party") of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the Mortgage Loan Seller (the "indemnifying party") under this Section 9, notify the indemnifying party in writing of the commencement thereof; but the omission to notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party otherwise than under this Section 9. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party or parties shall have reasonably concluded that there may be legal defenses available to it or them and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election to assume the defense of such action and approval by the indemnified party of counsel, which approval will not be unreasonably withheld, the indemnifying party will not be liable for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the Purchaser and the indemnifying party, representing all the indemnified parties under Section 9(a)
who are parties to such action), (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and
except that, if clause (i) or (iii) is applicable, such liability shall only be in respect of the counsel referred to in such clause (i) or (iii).

         (c) If the indemnification provided for in this Section 9 is due in accordance with its terms but is for any reason held by a court to be unavailable to an indemnified party on grounds of policy or otherwise, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities, in such proportion as is appropriate to reflect the relative fault of the indemnified and indemnifying parties in connection with the statements or

                                      -12-

omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the indemnified and indemnifying parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such parties.

         (d) The Purchaser and the Mortgage Loan Seller agree that it would not be just and equitable if contribution pursuant to Section 9(c) were determined by pro rata allocation or by any other method of allocation that does not take account of the considerations referred to in Section 9(c) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in this Section 9 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim, except where the indemnified party is required to bear such expenses pursuant to this Section 9, which expenses the indemnifying party shall pay as and when incurred, at the request of the indemnified party, to the extent that the indemnifying party will be ultimately obligated to pay such expenses. If any expenses so paid by the indemnifying party are subsequently determined to not be required to be borne by the indemnifying party hereunder, the party that received such payment shall promptly refund the amount so paid to the party which made such payment. No person guilty of fraudulent misrepresentation (within the meaning of Section
11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         (e) The indemnity and contribution agreements contained in this Section
9 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by any indemnified party, and (iii) acceptance of and payment for any of the Certificates.

         SECTION 10. Costs.

         Costs relating to the transactions contemplated hereby shall be borne by the respective parties hereto.

         SECTION 11. Notices.

         All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed, by registered mail, postage prepaid, by overnight mail or courier service or transmitted by facsimile and confirmed by a similar mailed writing, if to the Purchaser, addressed to GMAC Commercial Mortgage Securities, Inc. at
200 Witmer Road, Horsham, Pennsylvania 19044-8015, Attention: Structured Finance
Manager, facsimile no. (215) 328-1775, with a copy to the General Counsel, GMAC
Commercial Mortgage Corporation, or such other address or facsimile number as may hereafter be furnished to the Mortgage Loan Seller in writing by the
Purchaser; and if to the Mortgage Loan Seller, addressed to Morgan Stanley
Mortgage Capital Inc., 1585 Broadway, New York, New York 10036, Attention:
Andrew Berman, facsimile no. (212) 761-0747, with a copy to Michelle Wilke,
Esq., Morgan Stanley Mortgage Capital Inc., 1221 Avenue of the Americas, 5th
Floor, New York, New York 10020, facsimile no. (212) 762-8831 and a copy to
Patrick T.

                                      -13-

Quinn, Cadwalader, Wickersham & Taft, facsimile no. (212) 504-6666 or to such other address or facsimile number as the Mortgage Loan Seller may designate in writing to the Purchaser.

         SECTION 12. Third Party Beneficiaries.

         Each of the officers, directors and controlling persons referred to in
Section 9 hereof is an intended third party beneficiary of the covenants and indemnities of the Mortgage Loan Seller set forth in Section 9 of this
Agreement. It is acknowledged and agreed that such covenants and indemnities may be enforced by or on behalf of any such person or entity against the Mortgage
Loan Seller to the same extent as if it was a party hereto.

         SECTION 13. Representations, Warranties and Agreements to Survive
Delivery.

         All representations, warranties and agreements contained in this
Agreement, incorporated herein by reference or contained in the certificates of officers of the Mortgage Loan Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the
Mortgage Loans by the Mortgage Loan Seller to the Purchaser or its designee.

         SECTION 14. Severability of Provisions.

         Any part, provision, representation, warranty or covenant of this
Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

         SECTION 15. Counterparts.

         This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

         SECTION 16. GOVERNING LAW.

         THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES
OF THE PARTIES HERETO SHALL BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND
DECISIONS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES
EXCEPT THAT THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF
THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

                                      -14-

         SECTION 17. Further Assurances.

         The Mortgage Loan Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

         SECTION 18. Successors and Assigns.

         The rights and obligations of the Mortgage Loan Seller under this
Agreement shall not be assigned by the Mortgage Loan Seller without the prior written consent of the Purchaser, except that any person into which the Mortgage
Loan Seller may be merged or consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which the Mortgage
Loan Seller is a party, or any person succeeding to all or substantially all of the business of the Mortgage Loan Seller, shall be the successor to the Mortgage
Loan Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the
Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Mortgage Loan Seller and the Purchaser and
their permitted successors and assigns and the indemnified parties referred to in Section 9.

         SECTION 19. Amendments.

         No term or provision of this Agreement may be amended, waived, modified or in any way altered, unless such amendment, waiver, modification or alteration is in writing and signed by a duly authorized officer of the party against whom such amendment, waiver, modification or alteration is sought to be enforced. In addition, this Agreement may not be changed in any manner which would have a material adverse effect on any third party beneficiary under Section 12 hereof without the prior consent of that person.

                                      -15-

         IN WITNESS WHEREOF, the Mortgage Loan Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                         MORGAN STANLEY MORTGAGE
                                             CAPITAL INC.

                                         By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                         GMAC COMMERCIAL MORTGAGE
                                             SECURITIES, INC.

                                         By:
                                            ------------------------------------
                                            Name:  David Lazarus
                                            Title: Vice President

                                      S-1

                                                                       EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

                            See attached spreadsheet.

                                       A-1

                                    EXHIBIT B

           REPRESENTATIONS AND WARRANTIES OF THE MORTGAGE LOAN SELLER

                     REGARDING THE INDIVIDUAL MORTGAGE LOANS

         With respect to each Mortgage Loan, the Mortgage Loan Seller hereby represents and warrants, as of the date hereinbelow specified or, if no such date is specified, as of the Closing Date, except as set forth on Schedule B-1 hereto, that:

                  1) Mortgage Loan Schedule. The information set forth in the
         Mortgage Loan Schedule is complete, true and correct in all material respects as of the date of this Agreement and as of the Cut-off Date.

                  2) Whole Loan; Ownership of Mortgage Loans. Each Mortgage Loan
         is a whole loan and not a participation interest in a mortgage loan.
         Immediately prior to the transfer to the Purchaser of the Mortgage
         Loans, the Seller had good title to, and was the sole owner of, each
         Mortgage Loan. The Seller has full right, power and authority to transfer and assign each of the Mortgage Loans to or at the direction of the Purchaser and has validly and effectively conveyed (or caused to be conveyed) to the Purchaser or its designee all of the Seller's legal and beneficial interest in and to the Mortgage Loans free and clear of any and all pledges, liens, charges, security interests and/or other encumbrances. The sale of the Mortgage Loans to the Purchaser or its designee does not require the Seller to obtain any governmental or regulatory approval or consent that has not been obtained.

                  3) Payment Record. No scheduled payment of principal and
         interest under any Mortgage Loan was 30 days or more past due as of the
         Cut-off Date, and no Mortgage Loan was 30 days or more delinquent in the twelve-month period immediately preceding the Cut-off Date.

                  4) Lien; Valid Assignment. The Mortgage related to and
         delivered in connection with each Mortgage Loan constitutes a valid and, subject to the exceptions set forth in paragraph 13 below, enforceable first priority lien upon the related Mortgaged Property, prior to all other liens and encumbrances, except for (a) the lien for current real estate taxes and assessments not yet due and payable, (b)
         covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to in the related lender's title insurance policy, (c) exceptions and exclusions specifically referred to in such lender's title insurance policy, (d)
         other matters to which like properties are commonly subject, none of which matters referred to in clauses (b), (c) or (d), individually or in the aggregate, materially interferes with the security intended to be provided by such Mortgage, the marketability or current use of the
         Mortgaged Property or the current ability of the Mortgaged Property to generate operating income sufficient to service the Mortgage Loan debt, and (e) if such Mortgage Loan is cross-collateralized with any other
         Mortgage Loan, the lien of the Mortgage for such other Mortgage Loan
         (the foregoing items (a) through (e) being herein referred to as the
         "Permitted Encumbrances"). The related assignment of such Mortgage executed and

                                      B-1

         delivered in favor of the Trustee is in recordable form and constitutes a legal, valid and binding assignment, sufficient to convey to the assignee named therein all of the assignor's right, title and interest in, to and under such Mortgage. Such Mortgage, together with any separate security agreements, chattel mortgages or equivalent instruments, establishes and creates a valid and, subject to the exceptions set forth in paragraph 13 below, enforceable security interest in favor of the holder thereof in all of the related
         Mortgagor's personal property used in, and reasonably necessary to operate, the related Mortgaged Property. In the case of a Mortgaged
         Property operated as a hotel or an assisted living facility, the
         Mortgagor's personal property includes all personal property that a prudent mortgage lender making a similar Mortgage Loan would deem reasonably necessary to operate the related Mortgaged Property as it is currently being operated. A Uniform Commercial Code financing statement has been filed and/or recorded in all places necessary to perfect a valid security interest in such personal property, to the extent a security interest may be so created therein, and such security interest is a first priority security interest, subject to any prior purchase money security interest in such personal property and any personal property leases applicable to such personal property. Notwithstanding the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of Uniform Commercial Code financing statements are required in order to effect such perfection.

                  5) Assignment of Leases and Rents. The Assignment of Leases
         related to and delivered in connection with each Mortgage Loan establishes and creates a valid, subsisting and, subject to the exceptions set forth in paragraph 13 below, enforceable first priority lien and first priority security interest in the related Mortgagor's interest in all leases, sub-leases, licenses or other agreements pursuant to which any person is entitled to occupy, use or possess all or any portion of the real property subject to the related Mortgage, and each assignor thereunder has the full right to assign the same. The related assignment of any Assignment of Leases not included in a
         Mortgage has been executed and delivered in favor of the Trustee and is in recordable form and constitutes a legal, valid and binding assignment, sufficient to convey to the assignee named therein all of the assignor's right, title and interest in, to and under such
         Assignment of Leases.

                  6) Mortgage Status; Waivers and Modifications. No Mortgage has
         been satisfied, cancelled, rescinded or subordinated in whole or in part, and the related Mortgaged Property has not been released from the lien of such Mortgage, in whole or in part (except for partial reconveyances of real property that are set forth on Schedule B-1 to this Exhibit B), nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release, in any manner that, in each case, materially adversely affects the value of the related Mortgaged Property. None of the terms of any
         Mortgage Note, Mortgage or Assignment of Leases has been impaired, waived, altered or modified in any respect, except by written instruments, all of which are included in the related Mortgage File.

                  7) Condition of Property; Condemnation. (i) With respect to the Mortgaged Properties securing the Mortgage Loans that were the subject of an engineering report within 18 months prior to the Cut-off
         Date as set forth on Schedule B-1 to this Exhibit B,

                                      B-2

         each Mortgaged Property is, to the Seller's knowledge, free and clear of any damage (or adequate reserves therefor have been established)
         that would materially and adversely affect its value as security for the related Mortgage Loan, and (ii) with respect to the Mortgaged
         Properties securing the Mortgage Loans that were not the subject of an engineering report within 18 months prior to the Cut-off Date as set forth on Schedule B-1 to this Exhibit B, each Mortgaged Property is in good repair and condition and all building systems contained therein are in good working order (or adequate reserves therefor have been established) and each Mortgaged Property is free of structural defects, in each case, that would materially and adversely affect its value as security for the related Mortgage Loan as of the date hereof. The
         Seller has received no notice of the commencement of any proceeding for the condemnation of all or any material portion of any Mortgaged
         Property. To the Seller's knowledge (based on surveys and/or title insurance obtained in connection with the origination of the Mortgage
         Loans), as of the date of the origination of each Mortgage Loan, all of the material improvements on the related Mortgaged Property that were considered in determining the appraised value of the Mortgaged Property lay wholly within the boundaries and building restriction lines of such property, except for encroachments that are insured against by the lender's title insurance policy referred to herein or that do not materially and adversely affect the value or marketability of such
         Mortgaged Property, and no improvements on adjoining properties materially encroached upon such Mortgaged Property so as to materially and adversely affect the value or marketability of such Mortgaged
         Property, except those encroachments that are insured against by the
         Title Policy referred to herein.

                  8) Title Insurance. Each Mortgaged Property is covered by an
         American Land Title Association (or an equivalent form of) lender's title insurance policy or a marked-up title insurance commitment (on which the required premium has been paid) which evidences such title insurance policy (the "Title Policy") in the original principal amount of the related Mortgage Loan after all advances of principal. Each
         Title Policy insures that the related Mortgage is a valid first priority lien on such Mortgaged Property, subject only to Permitted
         Encumbrances. Each Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid, and no material claims have been made thereunder and no claims have been paid thereunder. No holder of the related Mortgage has done, by act or omission, anything that would materially impair the coverage under such Title Policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee, such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the
         Trustee without the consent of or notice to the insurer. To the
         Seller's knowledge, the insurer issuing such Title Policy is qualified to do business in the jurisdiction in which the related Mortgaged
         Property is located.

                  9) No Holdbacks. The proceeds of each Mortgage Loan have been fully disbursed and there is no obligation for future advances with respect thereto. With respect to each Mortgage Loan, any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any funds escrowed for such purpose that were to have been complied with on or before the Closing Date have been complied with, or any such funds so escrowed have not been released.

                                      B-3

                  10) Mortgage Provisions. The Mortgage Note or Mortgage for
         each Mortgage Loan, together with applicable state law, contains customary and enforceable provisions (subject to the exceptions set forth in paragraph 13) such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby.

                  11) Trustee under Deed of Trust. If any Mortgage is a deed of trust, (i) a trustee, duly qualified under applicable law to serve as such, is properly designated and serving under such Mortgage, and (ii)
         no fees or expenses are payable to such trustee by the Seller, the
         Purchaser or any transferee thereof except in connection with a trustee's sale after default by the related Mortgagor or in connection with any full or partial release of the related Mortgaged Property or related security for the related Mortgage Loan.

                  12) Environmental Conditions.

                           i) With respect to the Mortgaged Properties securing
                  the Mortgage Loans that were the subject of an environmental site assessment within 18 months prior to the Cut-off Date as set forth on Schedule B-1 to this Exhibit B, an environmental site assessment or an update of a previous such report, was performed with respect to each Mortgaged Property in
                  connection with the origination or the sale of the related
                  Mortgage Loan, a report of each such assessment (or the most recent assessment with respect to each Mortgaged Property) (an
                  "Environmental Report") has been delivered to the Purchaser, and the Seller has no knowledge of any material and adverse environmental condition or circumstance affecting any
                  Mortgaged Property that was not disclosed in such report. Each
                  Mortgage requires the related Mortgagor to comply with all applicable federal, state and local environmental laws and regulations. Where such assessment disclosed the existence of a material and adverse environmental condition or circumstance affecting any Mortgaged Property, (i) a party not related to the Mortgagor was identified as the responsible party for such condition or circumstance, or (ii) environmental insurance covering such condition was obtained or must be maintained until the condition is remediated, or (iii) the related
                  Mortgagor was required either to provide additional security that was deemed to be sufficient by the originator in light of the circumstances and/or to establish an operations and
                  maintenance plan. In the case of each Mortgage Loan set forth on Schedule B-1 to this Exhibit B, (i) such Mortgage Loan is the subject of a Secured Creditor Impaired Property Policy, issued by the issuer set forth on Schedule B-1 (the "Policy
                  Issuer") and effective as of the date thereof (the
                  "Environmental Insurance Policy"), (ii) the Environmental
                  Insurance Policy is in full force and effect, (iii)(a) a
                  property condition or engineering report was prepared with respect to lead based paint ("LBP"), asbestos containing
                  materials ("ACM") and radon gas ("RG") at each related
                  Mortgaged Property, and (b) if such report disclosed the
                  existence of a material and adverse LBP, ACM or RG
                  environmental condition or circumstance affecting the related
                  Mortgaged Property, the related Mortgagor (A) was required to remediate the identified condition prior to closing the
                  Mortgage Loan or provide additional security, or

                                      B-4

                  establish with the lender a reserve from loan proceeds, in an amount deemed to be sufficient by the Seller for the
                  remediation of the problem and/or (B) agreed in the Mortgage
                  Loan documents to establish an operations and maintenance plan after the closing of the Mortgage Loan, (iv) on the effective date of the Environmental Insurance Policy, Seller as
                  originator had no knowledge of any material and adverse
                  environmental condition or circumstance affecting the
                  Mortgaged Property (other than the existence of LBP, ACM or
                  RG) that was not disclosed to the Policy Issuer in one or more of the following: (a) the application for insurance, (b) a borrower questionnaire that was provided to the Policy Issuer or (c) an engineering or other report provided to the Policy
                  Issuer, and (v) the premium of any Environmental Insurance
                  Policy has been paid through the maturity of the policy's term and the term of such policy extends at least five years beyond the maturity of the Mortgage Loan.

                           ii) With respect to the Mortgaged Properties securing
                  the Mortgage Loans that were not the subject of an
                  environmental site assessment within 18 months prior to the
                  Cut-off Date as set forth on Schedule B-1 to this Exhibit B,
                  (i) no Hazardous Material is present on such Mortgaged
                  Property such that (1) the value of such Mortgaged Property is materially and adversely affected or (2) under applicable
                  federal, state or local law, (a) such Hazardous Material could be required to be eliminated at a cost materially and
                  adversely affecting the value of the Mortgaged Property before such Mortgaged Property could be altered, renovated,
                  demolished or transferred, or (b) the presence of such
                  Hazardous Material could (upon action by the appropriate
                  governmental authorities) subject the owner of such Mortgaged
                  Property, or the holders of a security interest therein, to liability for the cost of eliminating such Hazardous Material or the hazard created thereby at a cost materially and
                  adversely affecting the value of the Mortgaged Property, and
                  (ii) such Mortgaged Property is in material compliance with all applicable federal, state and local laws pertaining to
                  Hazardous Materials or environmental hazards, any
                  noncompliance with such laws does not have a material adverse effect on the value of such Mortgaged Property, and neither
                  Seller nor, to Seller's knowledge, the related Mortgagor or any current tenant thereon, has received any notice of
                  violation or potential violation of any such law.

                           iii) "Hazardous Materials" means gasoline, petroleum
                  products, explosives, radioactive materials, polychlorinated biphenyls or related or similar materials and any other
                  substance or material as may be defined as a hazardous or
                  toxic substance by any federal, state or local environmental law, ordinance, rule, regulation or order, including without limitation, the Comprehensive Environmental Response,
                  Compensation and Liability Act of 1980, as amended (42 U.S.C.
                  ss.ss. 9601 et seq.), the Hazardous Materials Transportation
                  Act as amended (42 U.S.C. ss.ss. 6901 et seq.), the Federal
                  Water Pollution Control Act as amended (33 U.S.C. ss.ss. 1251 et seq.), the Clean Air Act (42 U.S.C. ss.ss. 1251 et seq.)
                  and any regulations promulgated pursuant thereto.

                                      B-5

                  13) Loan Document Status. Each Mortgage Note, Mortgage and
         other agreement that evidences or secures such Mortgage Loan and was executed by or on behalf of the related Mortgagor is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity
         (regardless of whether such enforcement is considered in a proceeding in equity or at law) and there is no valid defense, counterclaim or right of offset or rescission available to the related Mortgagor with respect to such Mortgage Note, Mortgage or other agreement.

                  14) Insurance. Each Mortgaged Property is, and is required pursuant to the related Mortgage to be, insured by (a) a fire and extended perils insurance policy providing coverage against loss or damage sustained by reason of fire, lightning, windstorm, hail, explosion, riot, riot attending a strike, civil commotion, aircraft, vehicles and smoke, and, to the extent required as of the date of origination by the originator of such Mortgage Loan consistent with its normal commercial mortgage lending practices, against other risks insured against by persons operating like properties in the locality of the Mortgaged Property in an amount not less than the lesser of the principal balance of the related Mortgage Loan and the replacement cost of the Mortgaged Property, and contains no provisions for a deduction for depreciation, and not less than the amount necessary to avoid the operation of any co-insurance provisions with respect to the Mortgaged
         Property; (b) a business interruption or rental loss insurance policy, in an amount at least equal to six months of operations of the
         Mortgaged Property; (c) a flood insurance policy (if any portion of buildings or other structures on the Mortgaged Property are located in an area identified by the Federal Emergency Management Agency as having special flood hazards and the Federal Emergency Management Agency requires flood insurance to be maintained); and (d) a comprehensive general liability insurance policy in amounts as are generally required by commercial mortgage lenders, and in any event not less than $1 million per occurrence. Such insurance policy contains a standard mortgagee clause that names the mortgagee as an additional insured in the case of liability insurance policies and as a loss payee in the case of property insurance policies and requires prior notice to the holder of the Mortgage of termination or cancellation. No such notice has been received, including any notice of nonpayment of premiums, that has not been cured. Each Mortgage obligates the related Mortgagor to maintain all such insurance and, upon such Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from such Mortgagor. Each Mortgage provides that casualty insurance proceeds will be applied (a) to the restoration or repair of the related Mortgaged Property, (b) to the restoration or repair of the related Mortgaged Property, with any excess insurance proceeds after restoration or repair being paid to the Mortgagor, or (c) to the reduction of the principal amount of the Mortgage Loan.

                  15) Taxes and Assessments. As of the Closing Date, there are no delinquent or unpaid taxes, assessments (including assessments payable in future installments) or other outstanding charges affecting any Mortgaged Property that are or may become a

                                      B-6

         lien of priority equal to or higher than the lien of the related
         Mortgage. For purposes of this representation and warranty, real property taxes and assessments shall not be considered unpaid until the date on which interest or penalties would be first payable thereon.

                  16) Mortgagor Bankruptcy. No Mortgaged Property, nor any
         portion thereof is the subject of, and no Mortgagor under a Mortgage loan is, a debtor in any state or federal bankruptcy or insolvency or similar proceeding.

                  17) Leasehold Estate. Each Mortgaged Property consists of a fee simple estate in real estate or, if the related Mortgage Loan is secured in whole or in part by the interest of a Mortgagor as a lessee under a ground lease of a Mortgaged Property (a "Ground Lease"), by the related Mortgagor's interest in the Ground Lease but not by the related fee interest in such Mortgaged Property (the "Fee Interest"), and as to such Ground Leases:

                           i) Such Ground Lease or a memorandum thereof has been
                  or will be duly recorded; such Ground Lease (or the related estoppel letter or lender protection agreement between the
                  Seller and related lessor) does not prohibit the current use of the Mortgaged Property and does not prohibit the interest of the lessee thereunder to be encumbered by the related
                  Mortgage; and there has been no material change in the payment terms of such Ground Lease since the origination of the
                  related Mortgage Loan, with the exception of material changes reflected in written instruments that are a part of the
                  related Mortgage File;

                           ii) The lessee's interest in such Ground Lease is not
                  subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than Permitted
                  Encumbrances;

                           iii) The Mortgagor's interest in such Ground Lease is
                  assignable to the Purchaser and its successors and assigns upon notice to, but without the consent of, the lessor
                  thereunder (or, if such consent is required, it has been
                  obtained prior to the Closing Date) and, in the event that it is so assigned, is further assignable by the Purchaser and its successors and assigns upon notice to, but without the need to obtain the consent of, such lessor or if such lessor's consent is required it cannot be unreasonably withheld;

                           iv) Such Ground Lease is in full force and effect,
                  and the Ground Lease provides that no material amendment to such Ground Lease is binding on a mortgagee unless the
                  mortgagee has consented thereto, and the Seller has received no notice that an event of default has occurred thereunder, and, to the Seller's knowledge, there exists no condition
                  that, but for the passage of time or the giving of notice, or both, would result in an event of default under the terms of such Ground Lease;

                           v) Such Ground Lease or an estoppel letter or other
                  agreement, (A) requires the lessor under such Ground Lease to give notice of any default by the

                                      B-7

                  lessee to the holder of the Mortgage; and (B) provides that no notice of termination given under such Ground Lease is
                  effective against the holder of the Mortgage unless a copy of such notice has been delivered to such holder and the lessor has offered or is required to enter into a new lease with such holder on terms that do not materially vary from the economic terms of the Ground Lease.

                           vi) A mortgagee is permitted a reasonable opportunity
                  (including, where necessary, sufficient time to gain
                  possession of the interest of the lessee under such Ground
                  Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default,
                  before the lessor thereunder may terminate such Ground Lease;

                           vii) Such Ground Lease has an original term
                  (including any extension options set forth therein) which
                  extends not less than twenty years beyond the Stated Maturity
                  Date of the related Mortgage Loan;

                           viii) Under the terms of such Ground Lease and the
                  related Mortgage, taken together, any related insurance
                  proceeds or condemnation award awarded to the holder of the ground lease interest will be applied either (A) to the repair or restoration of all or part of the related Mortgaged
                  Property, with the mortgagee or a trustee appointed by the related Mortgage having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling a third party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (B)
                  to the payment of the outstanding principal balance of the
                  Mortgage Loan together with any accrued interest thereon;

                           ix) Such Ground Lease does not impose any
                  restrictions on subletting which would be viewed as
                  commercially unreasonable by prudent commercial mortgage
                  lenders lending on a similar Mortgaged Property in the lending area where the Mortgaged Property is located; and such Ground
                  Lease contains a covenant that the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of the lessee
                  thereunder for any reason, or in any manner, which would
                  materially adversely affect the security provided by the
                  related Mortgage; and

                           x) Such Ground Lease requires the Lessor to enter
                  into a new lease upon termination of such Ground Lease if the
                  Ground Lease is rejected in a bankruptcy proceeding.

                  18) Escrow Deposits. All escrow deposits and payments relating to each Mortgage Loan that are, as of the Closing Date, required to be deposited or paid have been so deposited or paid.

                  19) Qualified Mortgage. Such Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code and
         Treasury regulation section 1.860G-2(a), and the related Mortgaged
         Property, if acquired in connection with the

                                      B-8

         default or imminent default of such Mortgage Loan, would constitute
         "foreclosure property" within the meaning of Section 860G(a)(8)
         (without regard to Section 856(e)(4) of the Code).

                  20) [Reserved]

                  21) Advancement of Funds by the Seller. No holder of a
         Mortgage Loan has advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property, directly or indirectly, for the payment of any amount required by such Mortgage Loan.

                  22) No Mechanics' Liens. Each Mortgaged Property is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage, and no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage except, in each case, for liens insured against by the Title Policy referred to herein.

                  23) Compliance with Usury Laws. Each Mortgage Loan complied with all applicable usury laws in effect at its date of origination.

                  24) Cross-collateralization. Except as set forth on Schedule
         B-1 to this Exhibit B, no Mortgage Loan is cross-collateralized or cross-defaulted with any loan other than one or more other Mortgage
         Loans.

                  25) Releases of Mortgaged Property. Except as described in the next sentence, no Mortgage Note or Mortgage requires the mortgagee to release all or any material portion of the related Mortgaged Property that was included in the appraisal for such Mortgaged Property, and/or generates income from the lien of the related Mortgage except upon payment in full of all amounts due under the related Mortgage Loan or in connection with the defeasance provisions of the related Note and
         Mortgage. The Mortgages relating to those Mortgage Loans identified on
         Schedule B-1 hereto require the mortgagee to grant releases of portions of the related Mortgaged Properties upon (a) the satisfaction of certain legal and underwriting requirements and/or (b) the payment of a release price and prepayment consideration in connection therewith.
         Except as described in the first sentence hereof and for those Mortgage
         Loans identified on Schedule B-1 hereto, no Mortgage Loan permits the full or partial release or substitution of collateral unless the mortgagee or servicer can require the Borrower to provide an opinion of tax counsel to the effect that such release or substitution of collateral (a) would not constitute a "significant modification" of such Mortgage Loan within the meaning of Treas. Reg. ss.1.1001-3 and
         (b) would not cause such Mortgage Loan to fail to be a "qualified mortgage" within the meaning of Section 860G(a)(3)(A) of the Code.

                  26) No Equity Participation or Contingent Interest. No
         Mortgage Loan contains any equity participation by the lender or provides for negative amortization (except that the ARD Loan may provide for the accrual of interest at an increased rate after the
         Anticipated Repayment Date) or for any contingent or additional interest in the form of participation in the cash flow of the related
         Mortgaged Property.

                                      B-9

                  27) No Material Default. There exists no material Event of
         Default, breach, violation or event of acceleration (and, to the
         Seller's actual knowledge, no event which, with the passage of time or the giving of notice, or both, would constitute any of the foregoing)
         under the documents evidencing or securing the Mortgage Loan, in any such case to the extent the same materially and adversely affects the value of the Mortgage Loan and the related Mortgaged Property;
         provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation and warranty made by the Seller in any of paragraphs 3, 7, 12, 14, 15, 16 and 17 of this Exhibit B.

                  28) Inspections. The Seller (or if the Seller is not the
         originator, the originator of the Mortgage Loan) has inspected or caused to be inspected each Mortgaged Property in connection with the origination of the related Mortgage Loan.

                  29) Local Law Compliance. Based on due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the Mortgaged Property is located, the improvements located on or forming part of each Mortgaged Property comply with applicable zoning laws and ordinances, or constitute a legal non-conforming use or structure or, if any such improvement does not so comply, such non-compliance does not materially and adversely affect the value of the related Mortgaged Property, such value as determined by the appraisal performed at origination or in connection with the sale of the related Mortgage Loan by the Seller hereunder.

                  30) Junior Liens. None of the Mortgage Loans permits the
         related Mortgaged Property to be encumbered by any lien (other than a
         Permitted Encumbrance) junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar criteria specified therein. The Seller has no knowledge that any of the
         Mortgaged Properties is encumbered by any lien junior to the lien of the related Mortgage.

                  31) Actions Concerning Mortgage Loans. To the knowledge of the
         Seller, there are no actions, suits or proceedings before any court, administrative agency or arbitrator concerning any Mortgage Loan,
         Mortgagor or related Mortgaged Property that might adversely affect title to the Mortgaged Property or the validity or enforceability of the related Mortgage that might materially and adversely affect the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended.

                  32) Servicing. The servicing and collection practices used by the Seller or any prior holder or servicer of each Mortgage Loan have been in all material respects legal, proper and prudent and have met customary industry standards.

                  33) Licenses and Permits. To the Seller's knowledge, based on due diligence that it customarily performs in the origination of comparable mortgage loans, as of the date of origination of each
         Mortgage Loan or as of the date of the sale of the related Mortgage
         Loan by the Seller hereunder, the related Mortgagor was in possession of all

                                      B-10

         material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated.

                  34) Assisted Living Facility Regulation. If the Mortgaged
         Property is operated as an assisted living facility, to the Seller's knowledge (a) the related Mortgagor is in compliance in all material respects with all federal and state laws applicable to the use and operation of the related Mortgaged Property, and (b) if the operator of the Mortgaged Property participates in Medicare or Medicaid programs, the facility is in compliance in all material respects with the requirements for participation in such programs.

                  35) Collateral in Trust. The Mortgage Note for each Mortgage
         Loan is not secured by a pledge of any collateral that has not been assigned to the Purchaser.

                  36) Due on Sale. Each Mortgage Loan contains a "due on sale"
         clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if, without prior written consent of the holder of the Mortgage, the property subject to the
         Mortgage or any material portion thereof, or a controlling interest in the related Mortgagor, is transferred, sold or encumbered; provided, however, that certain Mortgage Loans provide a mechanism for the assumption of the loan by a third party upon the Mortgagor's satisfaction of certain conditions precedent, and upon payment of a transfer fee, if any, or transfer of interests in the Mortgagor or constituent entities of the Mortgagor to a third party or parties related to the Mortgagor upon the Mortgagor's satisfaction of certain conditions precedent.

                  37) Single Purpose Entity. The Mortgagor on each Mortgage Loan with a Cut-off Date Principal Balance in excess of $10 million, was, as of the origination of the Mortgage Loan, a Single Purpose Entity. For
         this purpose, a "Single Purpose Entity" shall mean an entity, other than an individual, whose organizational documents provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the Mortgaged
         Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Properties and whose organizational documents further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any assets other than those related to its interest in and operation of such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage(s)
         or the other related Mortgage Loan documents, that it has its own books and records and accounts separate and apart from any other person
         (other than a Mortgagor for a Mortgage Loan that is
         cross-collateralized and cross-defaulted with the related Mortgage
         Loan), and that it holds itself out as a legal entity, separate and apart from any other person.

                  38) Non-Recourse Exceptions. The Mortgage Loan documents for each Mortgage Loan provide that such Mortgage Loan constitutes either
         (a) the recourse obligations of at least one natural person or (b) the non-recourse obligations of the related Mortgagor, provided that at least one natural person (and the Mortgagor if the Mortgagor is not a natural person) is liable to the holder of the Mortgage Loan for damages arising

                                      B-11

         in the case of fraud or willful misrepresentation by the Mortgagor, misappropriation of rents, insurance proceeds or condemnation awards and breaches of the environmental covenants in the Mortgage Loan documents.

                  39) Defeasance and Assumption Costs. The related Mortgage Loan
         Documents provide that the related borrower is responsible for the payment of all reasonable costs and expenses of the lender incurred in connection with the defeasance of such Mortgage Loan and the release of the related Mortgaged Property, and the borrower is required to pay all reasonable costs and expenses of the lender associated with the approval of an assumption of such Mortgage Loan.

                  40) Defeasance. No Mortgage Loan provides that it can be
         defeased until the date that is more than two years after the Closing
         Date or provides that it can be defeased with any property other than government securities (as defined in Section 2(a)(16) of the Investment
         Company Act of 1940, as amended) or any direct non-callable security issued or guaranteed as to principal or interest by the United States.

                  41) Prepayment Premiums. As of the applicable date of
         origination of each such Mortgage Loan, any prepayment premiums and yield maintenance charges payable under the terms of the Mortgage
         Loans, in respect of voluntary prepayments, constituted customary prepayment premiums and yield maintenance charges for commercial mortgage loans.

                  42) [Reserved]

         For purposes of these representations and warranties, the phrases "to the knowledge of the Mortgage Loan Seller" or "to the Mortgage Loan Seller's
knowledge" shall mean (except where otherwise expressly set forth below) the actual state of knowledge of the Mortgage Loan Seller (i) after the Mortgage
Loan Seller's having conducted such inquiry and due diligence into such matters as would be customarily performed by prudent institutional commercial or multifamily, as applicable, mortgage lenders, and in all events as required by the Mortgage Loan Seller's underwriting standards, at the time of the Mortgage
Loan Seller's origination or acquisition of the particular Mortgage Loan; and
(ii) subsequent to such origination, utilizing the monitoring practices customarily utilized by prudent commercial or multifamily, as applicable, mortgage lenders with respect to securitizable commercial or multifamily, as applicable, mortgage loans, including inquiry with a representative of the loan servicer designated as the party responsible for the knowledge of the servicer pertaining to the Mortgage Loans. Also for purposes of these representations and warranties, the phrases "to the actual knowledge of the Mortgage Loan Seller" or
"to the Mortgage Loan Seller's actual knowledge" shall mean (except where otherwise expressly set forth below) the actual state of knowledge of the
Mortgage Loan Seller without any express or implied obligation to make inquiry.
All information contained in the documents included in the definition of
Mortgage File in the Pooling and Servicing Agreement shall be deemed to be within the knowledge and the actual knowledge of the Mortgage Loan Seller, to the extent that the Mortgage Loan Seller or its closing counsel or custodian, if any, has reviewed or had possession of such document at any time. For purposes of these representations and warranties, to the extent that any representation or warranty is qualified by the Mortgage Loan Seller's knowledge with respect to the contents of the Mortgage Note,

                                      B-12

Mortgage, lender's title policy and any letters of credit or Ground Leases, if such document is not included in the Mortgage File, the Mortgage Loan Seller shall make such representation or warranty without any such qualification.
Wherever there is a reference in a representation or warranty to receipt by, or possession of, the Mortgage Loan Seller of any information or documents, or to any action taken by the Mortgage Loan Seller or to any action which has not been taken by the Mortgage Loan Seller or its agents or employees, such reference shall include the receipt or possession of such information or documents by, or the taking of such action or the not taking such action by, the Mortgage Loan
Seller. For purposes of these representations and warranties, when referring to the conduct of "reasonable prudent institutional commercial or multifamily, as applicable mortgage lenders" (or similar such phrases and terms), such conduct shall be measured by reference to the industry standards generally in effect as of the date the related representation or warranty relates to or is made.

         It is understood and agreed that the representations and warranties set forth in this Exhibit B shall survive delivery of the respective Mortgage Files to the Purchaser and/or the Trustee and shall inure to the benefit of the
Purchaser and its successors and assigns (including without limitation the
Trustee and the holders of the Certificates), notwithstanding any restrictive or qualified endorsement or assignment.

                                      B-13

                            SCHEDULE B-1 TO EXHIBIT B

                  EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES

                      MORGAN STANLEY MORTGAGE CAPITAL INC.

REP. 5 ASSIGNMENT OF LEASES AND RENTS

With respect to Loan No. 89, Sun Valley Resort, the related property is a recreational vehicle resort/campground, and as such seasonal leases exist, which are not expressly subordinate to the mortgage and the lessees have not expressly agreed to attorn to the lender.

REP 14. INSURANCE.

With respect to Loan No. 2, Union Station, comprehensive all risk insurance is required in an amount equal to 100% of the "Full Replacement Cost" which means actual replacement value in order to restore the property to the level required by borrower under Article 18 of the Ground Lease. borrower agrees that such level will be no less than the level of a functionally equivalent building though not necessarily a building of the same design, appearance or uniqueness, or at such higher level as may be required under Section 18.3 of the Ground
Lease.

With respect to Loan No. 41, Sand Creek Woods Apartments, the loan documents do not specify what insurance coverage the borrower must maintain. Rather, borrower must maintain "such insurance coverage and endorsements in form and substance and in amounts as lender may require in its sole discretion, from time to time."

REP. 15. TAXES AND ASSESSMENTS.

With respect to Loan No. 66, Buckingham Plaza, pro-forma title policy has exception for property taxes which are due and payable; although the taxes are due and payable, the amount is not ascertainable because authorities have not generated statements yet; borrower was required to escrow more than last year's tax amount to protect lender.

REP. 17. LEASEHOLD ESTATE

(iii) With respect to Loan No. 2, Union Station, the borrower's interest in the ground lease may be mortgaged and assigned to a mortgagee, without the consent of the lessor; however, any subsequent assignee needs the consent of the lessor, which is not to be unreasonably withheld.

(x) With respect to Loan No. 2, Union Station, such ground lease, as taken together with the estoppel certificates, requires the lessor to enter into a new lease upon termination of such Ground Lease if the Ground Lease is rejected in a bankruptcy proceeding.

REP. 25. RELEASES OF MORTGAGED PROPERTY.

                                      B-14

With respect to Loan No. 2, Union Station, borrower has the right to release a certain non-income producing part of the property (identified on Exhibit to Loan
Agreement and which is used for access to the long haul trains) in connection with the development of the air rights space above such released parcel, provided that borrower meets certain conditions in the Loan Agreement, including, without limitation, obtaining easement rights to use the released parcel for the same purpose as was being used at the time of the release.

With respect to Loan No. 25, Huntington Town House, the borrower may obtain the release of a certain unimproved portion of the property, provided that the borrower meet certain conditions in the loan agreement.

REP. 29 LOCAL LAW COMPLIANCE

With respect to Loan No. 87, 449 East Tioga Street, the borrower is required to deliver within 6 months of the origination date, September 14, 2004, a certification statement from the City of Philadelphia Department of Licenses and
Inspections certifying that there are no notices of uncorrected code violations on the property.

With respect to Loan No. 66, Buckingham Plaza, several tenant certificates of occupancy are unavailable or do not exist. Also, although a permanent certificate of occupancy is not available for the property a letter from the city indicates that a permanent certificate of occupancy was issued.

With respect to Loan No. 29, University City Apartments Portfolio, one of the
properties has 5 units over what is permitted by applicable zoning laws and ordinances.

REP. 31 ACTIONS CONCERNING MORTGAGE LOANS.

With respect to Loan No. 84, Dawson Street Apartments, there is a civil law suit in approximate amount of $300,000 against the sponsor of the borrower and affiliates of the borrower. The suit was filed on June 30, 2003.

With respect to Loan No. 75, Hempstead Road Apartments, there is a civil law suit in approximate amount of $300,000 against the sponsor of the borrower and affiliates of the borrower. The suit was filed on June 30, 2003.

With respect to Loan No. 74, Westlake Place, there is litigation against J-M
Corporation, a member of the borrower, seeking $900,000 in damages. J-M
Corporation's financial status indicates it that should have sufficient funds to satisfy its obligation if found to be at fault. The borrower is liable for losses the lender incurs due to the pending litigation.

With respect to Loan No. 25, Huntington Town House, there are five cases pending, ranging from $1 million to $6.5 million, due to personal injury and small claims from food suppliers. However, the borrower has stated that some of the cases are without merit and the cases are being handled by its insurance company.

REP. 36. DUE-ON-SALE.

                                      B-15

With respect to Loan No. 1, Houston Center, the Loan Documents permit the direct or indirect parents of the borrower to incur mezzanine debt, subject to a rating agency confirmation and satisfaction of certain underwriting standards.

With respect to Loan No. 2, Union Station, the Loan Documents permit the direct or indirect parents of the borrower to incur mezzanine debt, subject to satisfaction of certain underwriting standards.

With respect to Loan No. 89, Sun Valley Resort, the standard "due on sale"
clause has been modified to allow for (1) 49% ownership interest transfers and
(2) any sale, conveyance or transfer of the property, or any membership interest in any borrower, to give entity owned or controlled by Diversified
Investments--Cactus Gardens, LLC, an Arizona limited liability company ("DI") or any entity owned or controlled by MHC Operating Limited Partnership, an Illinois limited partnership and sole member of MHC Sun Valley, L.L.C., a Delaware limited liability company ("MHC") provided that (A) no interest of MHC in the property, or direct or indirect membership interest in MHC may be sold, conveyed or transferred to Sun Valley, LLC, a Florida limited liability company, DI, or any entity owned or controlled by DI and (B) if such sale, conveyance or transfer relates to the property rather than a membership interest in borrower, any such transferee (i) is bound by, and expressly assumes in writing, the terms of the Security Instrument, the Note, and the Other Security Documents (which written assumption shall be delivered to Lender) and (ii) is not otherwise in violation of the Security Instrument, the note and the Other Security Documents upon and after the consummation of such sale, conveyance or transfer.

With respect to Loan No. 66, Buckingham Plaza, the borrower is permitted certain types of indirect transfers for estate planning purposes. A one time transfer is also permitted.

With respect to Loan No. 45, Storage Etc., the standard "due on sale" clause has been modified to allow for a one-time right to consummate a transfer of the property in its entirety to that certain tenancy-in-common created pursuant to a tenancy-in-common agreement, provided that certain terms and conditions be satisfied to the lender's reasonable satisfaction.

REP. 37. SINGLE PURPOSE ENTITY.

With respect to Loan No. 41, Sand Creek Woods Apartments, the mortgagor of such
Mortgage Loan is not a Single Purpose Entity.

With respect to Loan No. 29, University City Apartments Portfolio, the borrower is not a newly formed single purpose entity and was not organized solely for the purpose of owning and operating the mortgaged property securing the University
City Apartments Portfolio loan, rather the borrower is an preexisting single purpose entity.

REP 38. NON-RECOURSE EXCEPTIONS.

With respect to Loan No. 89, Sun Valley Resort, the guaranty provided by Barry
L. Haase and Philip Moreau does not include a guaranty of the environmental matters set forth in Article 12 of the Mortgage as referenced in Article 11 of the Note. However, such guaranty is provided by the borrower. Borrower has also provided environmental insurance.

                                      B-16

With respect to Loan No. 2, Union Station, no natural person is liable for damages arising in the case of fraud or willful misrepresentation by the related borrower, misappropriation of rents, insurance proceeds or condemnation awards and breaches of the environmental covenants in the Mortgage Loan documents.

With respect to Loan No. 29, University City Apartment Portfolio, the
non-recourse curve outs do not cover misappropriating of rents, insurance proceeds and condemnation awards.

With respect to Loan Nos. 1, 26 and 15, Houston Center, USAirport Parking and
Lake Pointe Shopping Center, respectively, the guarantor is not a "natural person".

With respect to Loan No. 41, Sand Creek Woods Apartments, there is no non-recourse curve out guaranty.

                                      B-17

                                   EXHIBIT C-1

          FORM OF CERTIFICATE OF AN OFFICER OF THE MORTGAGE LOAN SELLER

         Certificate of Officer of Morgan Stanley Mortgage Capital Inc. (the
"Mortgage Loan Seller")

         I, _______________________, a __________________ of the Mortgage Loan
Seller, hereby certify as follows:

         The Mortgage Loan Seller is a corporation duly organized and validly existing under the laws of the State of New York.

         Attached hereto as Exhibit I are true and correct copies of the
Certificate of Incorporation and By-Laws of the Mortgage Loan Seller, which
Certificate of Incorporation and By-Laws are on the date hereof, and have been at all times in full force and effect.

         To the best of my knowledge, no proceedings looking toward liquidation or dissolution of the Mortgage Loan Seller are pending or contemplated.

         Each person listed below is and has been the duly elected and qualified officer or authorized signatory of the Mortgage Loan Seller and his genuine signature is set forth opposite his name:

         Name                        Office                       Signature

         Each person listed above who signed, either manually or by facsimile signature, the Mortgage Loan Purchase Agreement, dated as of December 21, 2004
(the "Purchase Agreement"), between the Mortgage Loan Seller and GMAC Commercial
Mortgage Securities, Inc. providing for the purchase by GMAC Commercial Mortgage
Securities, Inc. from the Mortgage Loan Seller of the Mortgage Loans, was, at the respective times of such signing and delivery, duly authorized or appointed to execute such documents in such capacity, and the signatures of such persons or facsimiles thereof appearing on such documents are their genuine signatures.

         Capitalized terms not otherwise defined herein have the meanings assigned to them in the Purchase Agreement.

                                      S-1

         IN WITNESS WHEREOF, the undersigned has executed this certificate as of
December ___, 2004.

                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:

         I, _____________________________, _______________________________,
hereby certify that ____________________________ is a duly elected or appointed, as the case may be, qualified and acting _________________________ of the
Mortgage Loan Seller and that the signature appearing above is his or her genuine signature.

                                      B-2

         IN WITNESS WHEREOF, the undersigned has executed this certificate as of
December ___, 2004.

                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:

                                      B-3

                                   EXHIBIT C-2

                 FORM OF CERTIFICATE OF THE MORTGAGE LOAN SELLER

               Certificate of Morgan Stanley Mortgage Capital Inc.
               ---------------------------------------------------

         In connection with the execution and delivery by Morgan Stanley
Mortgage Capital Inc. (the "Mortgage Loan Seller") of, and the consummation of the transaction contemplated by, that certain Mortgage Loan Purchase Agreement, dated as of December 21, 2004 (the "Purchase Agreement"), between GMAC
Commercial Mortgage Securities, Inc. and the Mortgage Loan Seller, the Mortgage
Loan Seller hereby certifies that (i) the representations and warranties of the
Mortgage Loan Seller in the Purchase Agreement are true and correct in all material respects at and as of the date hereof with the same effect as if made on the date hereof, and (ii) the Mortgage Loan Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the date hereof.

         Certified         this day of December, 2004.
                   -------

                                                MORGAN STANLEY MORTGAGE CAPITAL
                                                INC.

                                                By:
                                                   -----------------------------
                                                   Name:
                                                   Title:

                                                By:
                                                   -----------------------------
                                                   Name:
                                                   Title:

                                     C-2-1